EQ ADVISORS TRUSTSM

EQ/International Core Managed Volatility Portfolio

SUPPLEMENT DATED March 5, 2020 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2019, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2019, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the EQ/International Core Managed Volatility Portfolio.

Effective immediately, Marc Halperin of Federated Global Investment Management Corp. will no longer serve as a member of the team that is responsible for the securities selection, research, and trading for a portion of the Active Allocated Portion of the EQ/International Core Managed Volatility Portfolio. All references to Marc Halperin in the Summary Prospectus, Prospectus and SAI are deleted in their entirety effective immediately. Richard Winkowski and Dariusz M. Czoch, CFA, of Federated Global Investment Management Corp. will continue to serve as members of the portfolio management team responsible for a portion of the Active Allocated Portion of the EQ/International Core Managed Volatility Portfolio.